KRANESHARES TRUST

KraneShares Zacks New China ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares FTSE Emerging Markets Plus ETF

(each, a “Fund”)

Supplement dated July 10, 2017
to the currently effective Prospectus and Statement of Additional Information, as

supplemented, for each Fund

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane”), the investment adviser to each Fund, recently entered into an agreement whereby China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited will acquire a majority stake in Krane (“Transaction”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the closing of the Transaction will automatically terminate the current investment advisory agreement between Krane and the Trust on behalf of each Fund (“Current IAA”) and the investment sub-advisory agreement for each of KraneShares Bosera MSCI China A Share ETF and KraneShares E Fund China Commercial Paper ETF.

In anticipation of the closing of the Transaction and to provide for a continuous investment program to the Funds, the Board of Trustees of the Funds (“Board”) met at an in-person meeting on June 7, 2017 to review and consider a new investment advisory agreement between Krane and the Trust for each Fund (“New IAA”) and a new investment sub-advisory agreement for each of KraneShares Bosera MSCI China A Share ETF and the KraneShares E Fund China Commercial Paper ETF (“New Sub-IAAs”). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”), unanimously approved a New IAA for each Fund and the New Sub-IAAs for the KraneShares Bosera MSCI China A Share ETF and the KraneShares E Fund China Commercial Paper ETF. Shareholders of the Funds will be asked to approve the New IAA and, as relevant, the New Sub-IAAs at a special meeting of each Fund’s shareholders (“Shareholder Meeting”).

The closing of the Transaction is conditioned upon, among other matters, the vote of a majority of the outstanding shares of each of the KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF and KraneShares E Fund China Commercial Paper ETF approving the New IAA. Although Krane is committed to continuing to manage the KraneShares Zacks New China ETF and KraneShares FTSE Emerging Markets Plus ETF, the closing of the Transaction is not conditioned upon the vote of a majority of the outstanding shares of each of those two Funds approving the New IAA. In order to seek to ensure the continuity of management of those two Funds in the event that the requisite vote is not obtained by the time the Transaction closes, the Board, including a majority of the Independent Trustees, has unanimously approved an interim investment advisory agreement (“Interim IAA”) between Krane and the Trust on behalf of KraneShares Zacks New China ETF and KraneShares FTSE Emerging Markets Plus ETF to become effective upon the closing of the Transaction. The Interim IAA may remain in effect for up to 150 days after the closing of the Transaction, allowing such Funds to continue soliciting shareholders to approve the New IAA.

The terms of the Interim IAA are identical to the Current IAA, except as required by law and the effective date. The terms of the New IAA and Sub-IAAs will be described in greater detail in the proxy statement that will be provided to shareholders of each Fund in connection with the Shareholder Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.